Janus Detroit Street Trust

Janus Henderson Sustainable Corporate Bond ETF

IMPORTANT NOTICE REGARDING INVESTMENT POLICY CHANGES

Supplement dated March 12, 2024

to Currently Effective Prospectuses

The Board of Trustees (the “Trustees”) of Janus Detroit Street Trust, on behalf of Janus Henderson Sustainable Corporate Bond ETF (the “Fund”), has approved changes to the Fund’s name, ticker, investment objective, and principal investment strategies as further described below. These changes are part of an initiative to reposition the Fund (the “Repositioning”) to shift its focus from Janus Henderson Investors US LLC (the “Adviser”) giving special consideration to certain environmental, social, and governance (“ESG”) factors in its security selection process and, instead, integrating ESG factors as part of its investment process only.

The Repositioning will be effective on or about May 13, 2024 and the Fund’s prospectuses will be updated accordingly.

A brief summary of the changes follows:

Repositioning Element	Current	New
Fund Name	Janus Henderson Sustainable Corporate Bond ETF	Janus Henderson Corporate Bond ETF
Ticker	SCRD	JLQD
Investment Objective	The Fund seeks total return consisting of income and capital appreciation, while giving special consideration to certain environmental, social and governance (“ESG”) factors.	The Fund seeks total return consisting of income and capital appreciation.
80% Investment Policy	The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. dollar denominated corporate bonds and commercial paper of various maturities.	No change.
Sustainability Framework	The Fund seeks to invest in debt instruments issued by companies that the Adviser believes exhibit sustainable business practices. Portfolio management seeks to select securities that align with certain positive social and environmental themes. In identifying investment opportunities for the Fund, portfolio management uses a proprietary multi-factor sustainability framework, along with an analysis of fundamental business and credit quality factors, to guide both security selection and overall portfolio composition. The sustainability framework incorporates thematic investing, exclusions, positive tilting, sector- and issuer-level environmental, social and governance factor analysis and issuer engagement considerations as determined by the Adviser.

None.

As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG factors include corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG factors, portfolio management uses a mix of third-party data and internally-generated analyses and may engage directly with issuers. ESG risks and opportunities are one of many considerations in the investment decision-making process and may not be determinative in deciding to include or exclude an investment from the portfolio.

ESG Securities	The Fund may, but is not required to, invest in so-called “labeled bonds”, which include debt where the proceeds have been specifically earmarked for ESG-themed purposes (“Use of Proceeds” bonds), or the returns are specifically tied to defined sustainable or environmental key performance indicators (“KPI-linked bonds”).	No change.
Principal Investment Risks

Corporate Bond Risk

Fixed-Income Securities Risk

Market Risk

Floating Rate Obligations Risk

High-Yield Bond Risk

Sustainable Investment Risk

Portfolio Management Risk

Derivatives Risk

Rule 144A Securities and Other Exempt Securities Risk

Foreign Exposure Risk

Concentration Risk

Reverse Repurchase Agreement Risk

Leverage Risk

Smaller Sized Fund Risk

Securities Lending Risk

Cash Transaction Risk

Exchange Listing and Trading Issues Risk

Fluctuation of NAV and Market Price Risk

Authorized Participant Risk

Corporate Bond Risk

Fixed-Income Securities Risk

Market Risk

High-Yield Bond Risk

Rule 144A Securities and Other Exempt Securities Risk

Portfolio Management Risk

Derivatives Risk

Foreign Exposure Risk

Concentration Risk

Reverse Repurchase Agreement Risk

Leverage Risk

Smaller Sized Fund Risk

Securities Lending Risk

Cash Transaction Risk

Exchange Listing and Trading Issues Risk

Fluctuation of NAV and Market Price Risk

Authorized Participant Risk

Please retain this Supplement with your records.